                                                                     EXHIBIT 3.2

                           ALLIED CAPITAL CORPORATION
                            (a Maryland corporation)

                           AMENDED AND RESTATED BYLAWS

             As adopted by the Sole Director on September 12, 1990, as amended by the Sole Stockholder on August 8, 1991 and March 24, 1992,
 and as amended by the Board of Directors on November 12, 1993, August 12, 1994,
       November 9, 1995, May 12, 1997, August 14, 1997, December 12, 1997,
    January 8, 1998, May 14, 1998, and December 17, 1999, February 7, 2002,
                               and March 10, 2004

                                TABLE OF CONTENTS

ARTICLE I            OFFICES.....................................................................................    1
         Section 1.  Office......................................................................................    1
         Section 2.  Additional Offices..........................................................................    1
ARTICLE II           MEETINGS OF STOCKHOLDERS....................................................................    1
         Section 1.  Time and Place..............................................................................    1
         Section 2.  Annual Meeting..............................................................................    1
         Section 3.  Notice of Annual Meeting....................................................................    1
         Section 4.  Special Meetings............................................................................    1
         Section 5.  Notice of Special Meeting...................................................................    2
         Section 6.  Presiding Officer...........................................................................    2
         Section 7.  Quorum.  Adjournments.......................................................................    2
         Section 8.  Voting......................................................................................    3
         Section 9.  Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals ........    3
ARTICLE III          DIRECTORS...................................................................................    6
         Section 1.  General Powers; Number; Tenure..............................................................    6
         Section 2.  Matters for Which Action of the Entire Board is Required....................................    7
         Section 3.  Vacancies...................................................................................    7
         Section 4.  Removal; Resignation........................................................................    7
         Section 5.  Place of Meetings...........................................................................    7
         Section 6.  Annual Meeting..............................................................................    7
         Section 7.  Regular Meetings............................................................................    8
         Section 8.  Special Meetings............................................................................    8
         Section 9.  Quorum; Adjournments........................................................................    8
         Section 10. Compensation................................................................................    8
         Section 11. Action by Consent...........................................................................    8
         Section 12. Meetings by Telephone or Similar Communications.............................................    8
ARTICLE IV           COMMITTEES..................................................................................    9
         Section 1.  Executive Committee.........................................................................    9
         Section 2.  Corporate Governance / Nominating Committee.................................................    9
         Section 3.  Compensation Committee......................................................................    9
         Section 4.  Audit Committee.............................................................................    9
         Section 5.  Other Committees............................................................................   10
         Section 6.  Procedure; Notice; Meetings.................................................................   10
         Section 7.  Quorum; Vote................................................................................   10
         Section 8.  Appointments; Vacancies; Changes; Discharges................................................   10
         Section 9.  Tenure......................................................................................   10
         Section 10. Compensation................................................................................   10
         Section 11. Action by Consent...........................................................................   11
         Section 12. Meetings by Telephone or Similar Communications.............................................   11
ARTICLE V            NOTICES.....................................................................................   11
         Section 1.  Form; Delivery..............................................................................   11

         Section 2.  Waiver......................................................................................   11
ARTICLE VI           OFFICERS....................................................................................   12
         Section 1.  Designations................................................................................   12
         Section 2.  Term of Office; Removal.....................................................................   12
         Section 3.  Compensation................................................................................   13
         Section 4.  The Chairman of the Board...................................................................   13
         Section 5.  The Chief Executive Officer.................................................................   13
         Section 6.  The President...............................................................................   13
         Section 7.  The Chief Operating Officer.................................................................   14
         Section 8.  The Chief Financial Officer.................................................................   14
         Section 9.  The Chief Valuation Officer.................................................................   15
         Section 10. The Managing Directors......................................................................   15
         Section 11. Principals and Executive Vice Presidents....................................................   15
         Section 12. Vice Presidents.............................................................................   15
         Section 13. The Secretary...............................................................................   15
         Section 14. The Assistant Secretary.....................................................................   16
         Section 15. Associates..................................................................................   16
         Section 16. The Treasurer...............................................................................   16
         Section 17. The Assistant Treasurer.....................................................................   16
ARTICLE VII          INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS................................   17
         Section 1.  Generally...................................................................................   17
         Section 2.  Limitation for Disabling Conduct............................................................   17
ARTICLE VIII         STOCK CERTIFICATES..........................................................................   19
         Section 1.  Form of Signatures; Statements..............................................................   19
         Section 2.  Registration of Transfer....................................................................   20
         Section 3.  Registered Stockholders.....................................................................   20
         Section 4.  Location of Stock Ledger....................................................................   21
         Section 5.  Record Date.................................................................................   21
         Section 6.  Lost, Stolen or Destroyed Certificates......................................................   21
ARTICLE IX           GENERAL PROVISIONS..........................................................................   22
         Section 1.  Dividends...................................................................................   22
         Section 2.  Reserves....................................................................................   22
         Section 3.  Fiscal Year.................................................................................   22
         Section 4.  Seal........................................................................................   22
ARTICLE X            AMENDMENTS..................................................................................   22
CERTIFICATE......................................................................................................   23

                                     BYLAWS

                                    ARTICLE I

                                     OFFICES

         Section 1. Office. The principal office of the Corporation shall be the offices of The Prentice-Hall Corporation System, Maryland, which is located at 11 East Chase Street, Baltimore, Maryland 21202. The Corporation also shall have an office at 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

         Section 2. Additional Offices. The Corporation may also have offices at such other places, both within and without the State of Maryland, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Time and Place. Meetings of stockholders for any purpose may be held at such time and place as the Board of Directors may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meeting. Annual meetings of stockholders shall be held during the month of May in each year on a date and at the time set by the Board of Directors. At the Annual Meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meeting. Written notice of the annual meeting, stating the place, date and time thereof, shall be given by the Secretary of the Corporation to each stockholder entitled to vote at such meeting or to notice thereof not less than 10 (unless a longer period is required by law) nor more than 90 days prior to the meeting.

         Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request in writing of a majority of the Board of Directors. Unless otherwise prescribed by statute or by the Articles of Incorporation, and except as expressly set forth below, the Secretary shall call a Special Meeting at the request in writing of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request by stockholders shall state the purpose or purposes of such meeting and the matters to be acted on thereat. If the request is made by a majority of the stockholders entitled to cast votes at a meeting, the Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing such notice of the meeting, and, upon payment to the Corporation of such costs by such stockholders, the Secretary shall give notice stating the purpose or purposes of the meeting, as required by these Bylaws, to all stockholders entitled to notice of such meeting.

         Section 5. Notice of Special Meeting. Written notice of a special meeting, stating the place, date and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting or to notice thereof not less than 10 (unless a longer period is required by law) nor more than 90 days prior to the meeting.

         Section 6. Presiding Officer. Meetings of stockholders shall be presided over by the Chairman of the Board or, if he or she is not present, by the Chief Executive Officer or, if he or she is not present, by the Chief Operating Officer, or, if he or she is not present, by the Chief Financial Officer, or, if he or she is not present, by such person as may have been chosen by the Board of Directors, or if none of such persons is present, by a chairman to be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he or she is not present, an Assistant Secretary, or, if he or she is not present, such person as may be chosen by the Board of Directors, or if none of such persons is present, then such person as may be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy shall act as secretary of the meeting.

         Section 7. Quorum. Adjournments. The presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute or by the Articles of Incorporation. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a quorum shall be present or represented. Even if a quorum shall be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a date which is not more than 30 days after the date of the original meeting. At any such adjourned meeting, at which a quorum shall be present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or, if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting or entitled to notice thereof.

         Section 8. Voting.

                  (a) At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Articles of Incorporation, each stockholder of record shall be entitled to one vote for each share of capital stock registered in his, her or its name on the books of the Corporation, on each matter submitted to a vote at a meeting of stockholders, except that no stockholder shall be entitled to vote in respect of any shares of capital stock if any installment payable thereon is overdue and unpaid.

                  (b) Except as otherwise provided by law or the Articles of Incorporation, a majority of the votes cast at a meeting of stockholders at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before such meeting.

         Section 9. Advance Notice Of Stockholder Nominees For Director And Other Stockholder Proposals.

                  (a) Annual Meetings of Stockholders.

                  (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 9(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 9(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of subsection (a)(1) of this
Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section 9 and shall be delivered to the Secretary at the principal executive office of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual and the date such shares were acquired and the investment intent of such acquisition, (C) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and any Stockholder Associated Person therefrom;
(iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned beneficially by such stockholder and by such Stockholder Associated Person, if any, (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this Section 9(a)(2), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder Associated Person and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

                  (3) Notwithstanding anything in this Section 9(a) to the contrary, in the event the Board of Directors increases or decreases the number of directors in accordance with Article III, Section 1 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a stockholder's notice required by this Section 9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (4) For purposes of this Section 9, "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                  (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 9 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 9. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by subsection (a)(2) of this Section 9 shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                  (c) General.

                  (1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this
Section 9. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 9.

                  (2) Only such individuals who are nominated in accordance with this Section 9 shall be eligible for election as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 9. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 9.

                  (3) For purposes of this Section 9, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

                  (4) Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9. Nothing in this Section 9 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. General Powers; Number; Tenure. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts and things which are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or performed by, or are conferred upon or reserved to, the stockholders. The number of directors shall be that provided in the Articles of Incorporation until increased or decreased pursuant to the following provisions, but shall never be greater than fifteen or fewer than three unless otherwise permitted by law. A majority of the entire Board of Directors may, at any time and from time to time, increase or decrease the number of directors of the Corporation as set forth in the Articles of Incorporation or these Bylaws, subject to the foregoing limitation. The tenure of office of a director shall not be affected by any decrease in the number of directors so made by the Board. The directors shall be elected by a plurality of the votes cast at the annual meeting of the stockholders, except as provided in
Section 3 of this Article. The directors elected at the 1998 annual meeting of the stockholders, and thereafter, other than those who may be elected by the holders of any series of preferred stock of the Corporation, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as possible. The initial Class I directors shall hold office for a term expiring at the annual meeting of the stockholders held in the first year following the year of their election. The initial Class II directors shall hold office for a term expiring at the annual meeting of the stockholders held in the second year following the year of their election. The initial Class III directors shall hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. At each annual meeting of the stockholders commencing with the 1999 annual meeting, the successor or successors of the class of directors whose term expires at that meeting (other than directors elected by the holders of any series of preferred stock) shall hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. The directors elected to each class (other than directors elected by any series of preferred stock) shall hold office until their successors are duly elected and qualify or until their earlier resignation or removal. Directors need not be stockholders.

         Section 2. Matters for Which Action of the Entire Board is Required. Notwithstanding anything to the contrary in these Bylaws, the following actions shall require the approval by the affirmative vote of a majority of the entire Board of Directors:

                  (a) appointing any director to a committee of the Board of Directors pursuant to Article IV of these Bylaws;

                  (b) appointing any employee, officer, or director of the Corporation, or any person who is to become an employee, officer, or director of the Corporation, to serve as an officer above the level of managing director; and

                  (c) altering, amending or repealing these Bylaws or adopting new bylaws.

         Section 3. Vacancies. Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may, unless otherwise provided in these Bylaws, be filled by a majority of the remaining members of the Board of Directors , although such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of the directors may, unless otherwise provided in these Bylaws, be filled by action of a majority of the directors constituting the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office for the remaining term of the directorship or until his or her successor is elected and shall qualify. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws, at which meeting such vacancies shall be filled.

         Section 4. Removal; Resignation.

                  (a) Except as otherwise provided by law or the Articles of Incorporation, at any meeting of stockholders at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office with cause and may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired terms of any removed director or directors.

                  (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

         Section 5. Place of Meetings. The Board of Directors may hold meetings, annual, regular or special, either within or without the State of Maryland.

         Section 6. Annual Meeting. The annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.

         Section 7. Regular Meetings. Additional regular meetings of the Board of Directors may be held without notice, at such time and place as may from time to time be determined by the Board of Directors.

         Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer on at least two days' notice to each director, if such notice is delivered personally or sent by messenger, telegram, telecopy, facsimile transmission, or mail. Special meetings shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary in like manner and on like notice on the written request of two or more of the number of directors then in office. Except as otherwise provided by law, the Articles of Incorporation or Article X of these Bylaws, any such notice need not state the purpose or purposes of such meeting.

         Section 9. Quorum; Adjournments. At all meetings of the Board of Directors, a majority of the number of directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time until a quorum shall be present, provided that an announcement is made at such meeting, and notice is provided to any directors not present at such meeting, of the time and place of the next meeting.

         Section 10. Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors (if any) may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

         Section 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of the proceedings of the Board (except for those instances where the Investment Company Act of 1940 (the "1940 Act") requires action be taken by the Corporation's Board of Directors in person, including without limitation the selection of independent auditors and the approval of an Investment Agreement.).

         Section 12. Meetings by Telephone or Similar Communications. The Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other at the same time, and participation by such means shall be conclusively deemed to constitute presence in person at such meeting (except for those instances where the 1940 Act requires actions be taken by the Corporation's Board of Directors in person, including without limitation the selection of independent auditors and the approval of an Investment Agreement.).

                                   ARTICLE IV

                                   COMMITTEES

         Section 1. Executive Committee. The Board of Directors may appoint an Executive Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Executive Committee. The Chairman of the Board and the Chief Executive Officer shall be elected as a member of the Executive Committee. The Executive Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors subject to any limitations imposed by law and may authorize the seal of the Corporation to be affixed to all papers which may require the same.

         Section 2. Corporate Governance / Nominating Committee. The Board of Directors shall appoint a Corporate Governance / Nominating Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Corporate Governance / Nominating Committee. All members of the Corporate Governance / Nominating Committee shall be independent directors, as defined in the Investment Company Act of 1940. The Corporate Governance / Nominating Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; provided, however, that in addition to any such rights, powers or authority, the Corporate Governance / Nominating Committee shall have the exclusive right to recommend candidates for election as directors to the Board of Directors.

         Section 3. Compensation Committee. The Board of Directors may appoint from its membership a Compensation Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Compensation Committee. All members of the Compensation Committee shall be independent directors, as defined in the Investment Company Act of 1940. The Compensation Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors.

         Section 4. Audit Committee. The Board of Directors may appoint from its membership an Audit Committee consisting of not fewer than three members, one of whom shall be designated as Chairman of the Audit Committee. All of the members of the Audit Committee shall be independent directors, as defined by the Investment Company Act The Audit Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; provided, however, that in addition to any such rights, powers or authority, the Audit Committee shall: (i) issue instructions to and receive reports from outside accounting firms and to serve as the liaison between the Corporation and the said firms; and (ii) review all potential conflict-of-interest situations arising in respect of the Corporation's affairs and involving the Corporation's affiliates or employees, and to make a report, oral or written, to the full Board of Directors with recommendations for their resolutions.

         Section 5. Other Committees. The Board of Directors, by resolutions adopted by a majority of the entire Board, may appoint a committee or committees, as it shall deem advisable and impose upon such committee or committees such functions and duties, and grant such rights, powers and authority, as the Board of Directors shall prescribe (except the power to declare dividends or distributions on stock, to issue stock except to the extent permitted by law, to recommend to stockholders any action requiring stockholders' approval, to amend these Bylaws or to approve any merger or share exchange which does not require stockholders' approval).

         Section 6. Procedure; Notice; Meetings. Each committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of such committee shall provide. Committee meetings may be called by the Chairman of the Board, the Chief Executive Officer, the Chairman of the committee, if any, or any two or more committee members on at least twenty-four (24) hours notice, if such notice is delivered personally or sent by messenger, telegram, telecopy, facsimile transmission, or mail. Each committee shall keep regular minutes of its meetings and deliver such minutes to each such committee of the Board of Directors. The Chairman of each committee, or, in his or her absence, a member of such committee chosen by a majority of the members of such committee present, shall preside at the meetings of such committee, and another member thereof, or any other person, chosen by such committee shall act as Secretary of such committee, or in the capacity of Secretary for purposes of such meeting.

         Section 7. Quorum; Vote. With respect to each committee, a majority of its members shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of such committee.

         Section 8. Appointments; Vacancies; Changes; Discharges. The Board of Directors shall have the exclusive power at any time, through the approval by the affirmative vote of a majority of the entire Board of Directors, to appoint directors to, fill vacancies in, change the membership of, or discharge any committee.

         Section 9. Tenure. Each member of a committee shall continue as a member thereof until the expiration of his or her term as a director, or his or her earlier resignation as a member of such committee or as a director, unless sooner removed as a member of such committee by a vote of a majority of the entire Board of Directors or as a director in accordance with these Bylaws.

         Section 10. Compensation. Members of any committee shall be entitled to such compensation for their services as members of any such committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. The compensation (if any) of members of any committee may be on such basis as is determined by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

         Section 11. Action by Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

         Section 12. Meetings by Telephone or Similar Communications. The members of any committee which is designated by the Board of Directors may participate in a meeting of such committee by means of a conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other at the same time, and participation by such means shall be conclusively deemed to constitute presence in person at such meeting.

                                    ARTICLE V

                                     NOTICES

      Section 1. Form; Delivery. Whenever, under the provisions of law, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean exclusively personal notice unless otherwise specifically provided, but such notice may be given in writing, by mail, addressed to such director or stockholder, provided, in the case of a stockholder, such notice is addressed to his, her or its post office address as such address appears on the records of the Corporation, with postage thereon prepaid. Any such notice shall be deemed to have been given at the time it is deposited in the United States mail. Notice to a director also may be given personally or sent by messenger, telegram, telecopy or facsimile transmission.

         Section 2. Waiver. Whenever any notice is required to be given under the provisions of law, the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to said notice and filed with the records of the meeting, whether before or after the time stated therein, shall be conclusively deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person, or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him or her, or any director who attends a meeting of the Board of Directors without protesting at the commencement of the meeting such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                   ARTICLE VI

                                    OFFICERS

         Section 1. Designations. From and after the date of adoption of these Bylaws, the officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer, Secretary and Treasurer. The officers of the Corporation also may include one or more Managing Directors, Principals, Vice Presidents, Associates and such other officers and/or agents as deemed necessary or appropriate, provided, however, that a person may hold the position of Associate without being designated an officer of the Corporation. All officers of the Corporation shall exercise such powers and perform such duties as shall from time to time be determined by the Board of Directors and permitted by law or these Bylaws. Any number of offices may be held by the same person, unless the Articles of Incorporation or these Bylaws otherwise provide, and no person shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The offices of President and Secretary shall not be held by the same person.

         Section 2. Term of Office; Removal. The Board of Directors shall choose a Chairman of the Board and a Chief Executive Officer. The Chief Executive Officer, with the approval of the Board of Directors, shall choose a President, Chief Operating Officer, Chief Financial Officer and Chief Valuation Officer. The Chief Executive Officer, or with his or her approval, the Chairman of the Board, President, Chief Operating Officer and or the Chief Financial Officer acting individually, shall have the authority to appoint a Secretary, Treasurer, and one or more Managing Directors, Principals, Vice Presidents and/or Associates who are officers of the Corporation, and such other officers and agents as they shall deem necessary or appropriate. The officers of the Corporation shall hold office until their successors are chosen and shall qualify or until any such officer's resignation. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors then in office when, in their judgment, the best interests of the Corporation will be served thereby. Any officer appointed other than by the Board of Directors may be removed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or with the approval of the Chief Executive Officer, by the President, the Chief Operating Officer or the Chief Financial Officer at any time. Such removal by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer or by the Chief Financial Officer shall not prejudice the contractual rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors, where such office was held by an officer elected or appointed by the Board of Directors, or by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer and the Chief Financial Officer, where such office was held by their appointee.

         Section 3. Compensation. The salaries of all officers of the Corporation (if any) shall be approved from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

         Section 4. The Chairman of the Board. The Chairman of the Board shall be the chief executive officer of the Corporation and shall be responsible for the overall strategic direction of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time by the Board. He or she shall, if present, preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board may execute in the corporate name all appropriate deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the Seal of the Corporation, except in cases where such execution shall be expressly delegated to another by the Board of Directors. The Chairman of the Board shall be a member of the Executive Committee and may participate in any meeting of each standing committee.

         Section 5. The Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall be responsible for the overall strategic direction of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time by the Board of Directors. In the absence of the Chairman of the Board, he or she shall, if present, preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer may execute in the corporate name all appropriate deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the Seal of the Corporation, except in cases where such execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer may execute in the Corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer shall be a member of the Executive Committee and an ex-officio member of each standing committee.

         Section 6. The President. The President, subject to the direction of the Board of Directors and reporting to the Chief Executive Officer, shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers and agents. In general, he or she shall perform all duties incident to the office of President, and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the stockholders and of the Board of Directors. Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of stockholders of other corporations in which the Corporation may hold securities. At such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The President may execute in the corporate name all appropriate deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the Seal of the Corporation, except in cases where such execution shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. The President may execute in the corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 7. The Chief Operating Officer. The Chief Operating Officer, subject to the direction of the Board of Directors and reporting to the Chief Executive Officer, shall have supervision of the business, affairs and property of the Corporation and general supervision over its officers and agents and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time by the Board. In the absence of the Chairman of the Board, the Chief Executive Officer and the President, he or she shall, if present, preside at all meetings of the stockholders and of the Board of Directors. The Chief Operating Officer may execute in the corporate name all appropriate deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the Seal of the Corporation, except in cases where such execution shall be expressly delegated to by the Board of Directors to some other officer or agent of the Corporation. The Chief Operating Officer may execute in the corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 8. The Chief Financial Officer. The Chief Financial Officer, subject to the direction of the Board of Directors and reporting to the Chief Executive Officer or, with his or her approval, to the Chief Operating Officer, shall be the chief financial officer of the Corporation and shall be responsible for the financial management of the Corporation and shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time. In the absence of the Chairman of the Board, the Chief Executive Officer, the President and the Chief Operating Officer, he or she shall, if present, preside at all meetings of the stockholders and of the Board of Directors. The Chief Financial Officer may execute in the corporate name all appropriate deeds, mortgages, bonds, contracts or other instruments requiring a seal, under the Seal of the Corporation, except in cases where such execution shall be expressly delegated by the Board of Directors to some other officer of the Corporation. The Chief Financial Officer may execute in the corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 9. The Chief Valuation Officer. The Chief Valuation Officer, subject to the direction of the Board of Directors and reporting to the Chief Executive Officer, shall have supervision of the process of valuing the Corporation's assets pursuant to the portfolio valuation policy adopted by the Board of Directors, and shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time.

         Section 10. The Managing Directors. The Managing Directors, subject to the direction of the Board of Directors and reporting to the Chief Executive Officer or, with his or her approval, to the Chief Operating Officer, shall assist in the general charge of the business of the Corporation and general supervision over its officers and agents. In the absence of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer and the Chief Financial Officer, at the direction of the Board of Directors, a Managing Director may preside at all meetings of the stockholders and of the Board of Directors. Unless otherwise prescribed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer or the Chief Financial Officer, the Managing Directors shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of stockholders of other corporations in which the Corporation may hold securities. At such meeting, the Managing Director shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. Any Managing Director may execute in the corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Board of Directors may from time to time confer like powers and authority upon any other person or persons.

         Section 11. The Principals and Executive Vice Presidents. The Principals and Executive Vice Presidents, if any, subject to the direction of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, or a Managing Director, may execute in the corporate name any agreement or other document necessary or convenient for the origination, purchase, amendment, servicing, collection, sale or other liquidation of any portfolio investment or loan of the Corporation of any type or form, except in cases in which the signing or execution thereof shall be expressly delegated by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or a Managing Director, to some other officer or agent of the Corporation.

         Section 12. Vice Presidents. The Vice Presidents, if any, shall generally assist the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any and all Managing Directors and the Executive Vice Presidents as directed by such officers.

         Section 13. The Secretary. The Secretary shall attend all meetings of the Board of Directors and meetings of the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other committees, if required. He or she shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer or the Chief Financial Officer, under whose supervision he or she shall act; provided, however, that in addition to any such duties, the Secretary shall:
(i) provide each director with a copy of the Bylaws of the Corporation upon his or her election as a director; and (ii) upon any amendment to these Bylaws, provide each director with a copy of the Bylaws, as amended, promptly after such Bylaws have been approved by the Board of Directors. The Secretary shall have custody of the seal of the Corporation, and he or she, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

         Section 14. The Assistant Secretary. The Assistant Secretary, if any (or, in the event there be more than one, the Assistant Secretaries in the order designated, or, in the absence of any designation, in the order of their election), shall, in the absence of the Secretary or in the event of his or her disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

         Section 15. Associates. The Associates who are designated officers of the Corporation, if any, shall assist the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer and any and all Managing Directors, and Executive Vice Presidents of the Corporation as directed by such officers.

         Section 16. The Treasurer. The Treasurer shall have the custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer and the Board of Directors, at regular meetings of the Board of Directors, or whenever the Board of Directors may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

         Section 17. The Assistant Treasurer. The Assistant Treasurer, if any (or in the event there shall be more than one, the Assistant Treasurers in the order designated, or, in the absence of any designation, in the order of their election), shall, in the absence of the Treasurer or in the event of his or her disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

                                   ARTICLE VII

          INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

         Section 1. Generally. Reference is made to ss.2-418 (and any other relevant provisions) of the Corporations and Associations Article of the Annotated Code of Maryland (1993), as amended. Particular reference is made to the class of persons (hereinafter called "Indemnitees") who may be indemnified by a Maryland corporation pursuant to the provisions of such ss.2-418, namely, any entity (including the Corporation's investment adviser) or person (or the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, manager, partner, officer, trustee, employee, agent or any similar title of another corporation, partnership, joint venture, trust or other enterprise or employee benefit plan.

                  (a) The Corporation shall (and is hereby obligated to) indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions or pursuant to the Articles of Incorporation.

                  (b) The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification unless it is established that (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty or (ii) the Indemnitee actually received an improper personal benefit in money, property or services; provided, however, that such indemnification may not be made by the Corporation unless authorized for a specific proceeding after a determination that the Indemnitee has met the foregoing standard of conduct has been made by the Board of Directors, special legal counsel, or the stockholders pursuant to the provisions of the aforementioned ss.2-418.

         Section 2.  Limitation for Disabling Conduct.

                  (a) Notwithstanding anything to the contrary in Section 1 hereof, the Corporation may not indemnify any director or officer of the Corporation against any liability, nor shall any director or officer of the Corporation be exculpated from any liability, to the Corporation or its stockholders to which such director or officer might otherwise be subject by reason of "disabling conduct," as hereinafter defined. Accordingly, each determination with respect to the permissibility of indemnification of a director or officer of the Corporation because such director or officer has met the applicable standard of conduct shall include a determination that the liability for which such indemnification is sought did not arise by reason of such person's disabling conduct. The determination required by this Subsection 2(a) may be based on:

                           (i)      a final decision on the merits by a court or
other body before whom the action, suit or proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or

                           (ii)     in the absence of such a decision, a
reasonable determination, based on a review of the facts, that the person to be indemnified was not liable by reason of such person's disabling conduct by: (A) the vote of a majority of a quorum of directors who are disinterested, non-party directors; or (B) an independent legal counsel in a written opinion. In making such determination, such disinterested, non-party directors or independent legal counsel, as the case may be, may deem the dismissal for insufficiency of evidence of any disabling conduct of either a court action or an administrative proceeding against a person to be indemnified to provide reasonable assurance that such person was not liable by reason of disabling conduct.

                  (b)      For the purpose of this Section:

                           (i)      "disabling conduct" of a director or officer
shall mean such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or any other conduct prohibited under Section 17(h) of the 1940 Act or any other applicable securities laws;

                           (ii)     "disinterested, non-party director" shall
mean a director of the Corporation who is neither an "interested person" of the Corporation as defined in Section 2(a)(19) of the 1940 Act nor a party to the action, suit or proceeding in connection with which indemnification is sought;

                           (iii)    "independent legal counsel" shall mean a
member of the Bar of the State of Maryland who is not, and for at least two (2) years prior to his or her engagement to render the opinion in question has not been, employed or retained by the Corporation, by any investment adviser to or principal underwriter for the Corporation, or by any person affiliated with any of the foregoing; and

                           (iv)     "the Corporation" shall include, in addition
to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents.

                  (c) The Corporation may purchase insurance to cover the payment of costs incurred in performing the Corporation's obligations under
Section 1 hereof, but it is understood that no insurance may be obtained for the purpose of indemnifying any disabling conduct.

                  (d) The Corporation may advance legal fees and other expenses pursuant to the indemnification rights set forth in Section 1 hereof so long as, in addition to the other requirements therefor, the Corporation either:

                           (i)      obtains security for the advance from the
Indemnitee;

                           (ii)     obtains insurance against losses arising by
reason of lawful advances; or

                           (iii)    it shall be determined, pursuant to the
means set forth in Section 2(a)(ii) hereof, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                                  ARTICLE VIII

                               STOCK CERTIFICATES

         Section 1.  Form of Signatures; Statements.

                  (a) Except as provided in Section 1(b) of this Article, shares of the Corporation's capital stock shall be issued without certificates. At the time of issuance or transfer of such uncertificated shares, the Corporation shall send the stockholder a written statement identifying: (1) the Corporation as the issuer of the stock; (2) the name of the stockholder or other person to whom it is issued; and (3) the class of stock and the number of shares represented by such statement. If the Corporation has authority at the time of such issuance or transfer to issue stock of more than one class, the written statement shall also include a full statement or summary of: (1) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue; and (2) if the Corporation is authorized at the time of such issuance or transfer to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (ii) the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Notwithstanding the immediately preceding sentence, the written statement may, in lieu of including the information referred to therein, state that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. If the Corporation imposes a restriction on transferability of such uncertificated shares, the written statement shall also: (1) contain a full statement of the restriction; or (2) state that the Corporation will furnish information about the restriction to the stockholder on request and without charge.

                  (b) Notwithstanding Section 1(a) of this Article, every stockholder in the Corporation shall, upon request duly made to the Corporation or any transfer agent of the Corporation, be entitled to have a certificate, signed by the Chairman of the Board or the Chief Executive Officer, and countersigned by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, exhibiting the number and class (and series, if any) of shares owned by him, her or it, and bearing the seal of the Corporation. Such signatures and seal may be facsimile transmission. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer at the date of its issue.

                  (c) Every certificate representing stock issued by the Corporation, if it is authorized to issue stock of more than one class, shall set forth upon the face or back of the certificate, a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any preferred or special class of stock in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such full statement or summary, there may be set forth upon the face or back of each certificate a statement that the Corporation will furnish to the stockholder, upon request and without charge, a full statement of such information.

                  (d) Every certificate representing shares which are restricted as to transferability by the Corporation shall either (i) set forth on the face or back of the certificate a full statement of such restriction or (ii) state that the Corporation will furnish to the stockholder, upon request and without charge, information about the restriction.

         Section 2. Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, or upon presentation to the Corporation or any transfer agent of the Corporation of an instruction with a request to register transfer of uncertificated shares, it shall be the duty of the Corporation or its transfer agent, if it is satisfied that all terms and conditions of the Articles of Incorporation, of the Bylaws and of applicable law regarding the transfer of shares have been fulfilled, to record the transaction upon its books, to issue a new certificate to the person entitled thereto upon request for such certificate, and to cancel the old certificate, if any.

         Section 3.  Registered Stockholders.

                  (a) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions, to vote as such owner, and to hold liable for calls and assessments a person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person except that the Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of its capital stock registered in the name of such stockholder are held for the account of a specified person other than such stockholder are held for the account of a specified person other than such stockholder.

                  (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation (or the transfer agent or registrar, if any), in writing, of such desire. Such written notice shall specify the alternate name or address to be used.

         Section 4. Location of Stock Ledger. A copy of the Corporation's stock ledger containing (i) the name and address of each stockholder, and (ii) the number and shares of stock of each class which the stockholder holds shall be maintained at the Corporation's office located at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006.

         Section 5. Record Date. In order that the Corporation may determine the stockholders of record who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or the allotment of any rights, or to make a determination with respect to stockholders of record for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date for any such determination or meeting. Such date shall not be more than 90 nor less than 10 days before the date of any such meeting, nor more than 90 days prior to the date any other determination is made with respect to stockholders. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to Section 7 of Article II; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         Section 1. Dividends. Except as otherwise provided by law or the Articles of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any annual, regular or special meeting, and may be paid in cash, in property or in shares of the Corporation's capital stock.

         Section 2. Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Articles of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and may, from time to time, increase, diminish or vary such fund or funds.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall be as determined from time to time by the Board of Directors.

         Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland."

                                    ARTICLE X

                                   AMENDMENTS

         The Board of Directors shall have the power to make, alter, amend and repeal these Bylaws, and to adopt new bylaws, by an affirmative vote of a supermajority representing two-thirds (2/3 ) of the entire Board of Directors, provided that notice of the proposal to make, alter, amend or repeal these Bylaws, or to adopt new Bylaws, was included in the notice of the meeting of the Board of Directors at which such action takes place.

                                   CERTIFICATE

         We, WILLIAM L. WALTON, Chairman of the Board and Chief Executive Officer, and SUZANNE V. SPARROW, Secretary of ALLIED CAPITAL CORPORATION (the "Corporation"), a Maryland corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of the Corporation's Amended and Restated Bylaws as amended and in effect the date hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the corporate seal of the Corporation this 10th day of March, 2004.

                                                /s/ William L. Walton
                                                --------------------------------
                                                    William L. Walton
                                                    Chairman of the Board and
                                                    Chief Executive Officer

                                                /s/ Suzanne V. Sparrow
                                                --------------------------------
                                                    Suzanne V. Sparrow
                                                    Secretary